UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2018

ENERGY TRANSFER EQUITY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 1, 2018, Energy Transfer Equity, L.P., a Delaware limited partnership (“ETE”), LE GP, LLC, a Delaware limited liability company and the general partner of ETE (“ETE GP”), and Streamline Merger Sub, LLC, a Delaware limited liability company and a newly formed, wholly owned subsidiary of ETE (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energy Transfer Partners, L.P., a Delaware limited partnership (“ETP”), and Energy Transfer Partners, L.L.C., a Delaware limited liability company (“ETP Managing GP”) and the general partner of Energy Transfer Partners GP, L.P., a Delaware limited partnership and the general partner of ETP. Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into ETP, with ETP continuing as the surviving entity and a subsidiary of ETE (the “Merger”). Following the recommendation of the conflicts committee of the board of directors of ETE GP, the board of directors of ETE GP (the “ETE Board”) approved the Merger Agreement. Following the recommendation of the conflicts committee (the “ETP Conflicts Committee”) of the board of directors of ETP Managing GP (the “ETP Managing GP Board”), the ETP Managing GP Board approved and agreed to submit the Merger Agreement to a vote of ETP unitholders and to recommend that ETP’s unitholders adopt the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), subject to the terms of the Merger Agreement, each common unit representing a limited partner interest in ETP (each, a “Common Unit”) issued and outstanding as of immediately prior to the Effective Time (other than any Common Units owned by ETE and its subsidiaries) will be converted into 1.28 (the “Exchange Ratio”) common units representing limited partner interests in ETE (the “ETE Common Units”) (such units, the “Merger Consideration”). Each Class E Unit, Class G Unit, Class K Unit of ETP, as well as each Series A, Series B, Series C and Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit of ETP, that is issued and outstanding as of immediately prior to the Effective Time will, at the Effective Time, continue to be issued and outstanding and to represent a limited partner interest in ETP. Each unvested award of restricted units or restricted phantom units granted under any ETP equity plan (collectively, the “ETP Restricted Units”) issued and outstanding immediately prior to the Effective Time will automatically be converted, at the Effective Time, into the right to receive an award of restricted units of ETE (a “Converted Restricted Unit Award”) on the same terms and conditions as were applicable to the corresponding award of ETP Restricted Units, except that the number of ETE restricted units covered by each such Converted Restricted Unit Award will be equal to the number of ETP Restricted Units multiplied by the Exchange Ratio.

In connection with the closing of the Merger, ETE has agreed to issue Class A units representing limited partner interests in ETE (the “Class A Units”) to ETE GP. The number of Class A Units to be issued to ETE GP will allow ETE GP and its affiliates to retain their current voting interest in ETE following the completion of the Merger. The Class A Units will be entitled to vote together with the ETE Common Units, as a single class, except as required by law. Additionally, without the approval of 66  2⁄3% of the Class A Units, ETE may not take any action that disproportionately or materially adversely affects the rights, preferences or privileges of the Class A Units or amend the terms of the Class A Units. Following the closing of the Merger, for so long as Kelcy Warren is an officer or a director of ETE GP, upon the issuance by ETE of additional ETE Common Units or any securities that have voting rights that are pari passu with the ETE Common Units, ETE will issue to the holder of Class A Units additional Class A Units such that the holder maintains a voting interest in ETE that is identical to its voting interest in ETE prior to such issuance. The Class A Units will not be entitled to distributions and otherwise have no economic attributes, except that the Class A Units in the aggregate will be entitled to an aggregate $100 distribution upon any liquidation, dissolution or winding up of ETE. The Class A Units are not convertible into, or exchangeable for, ETE Common Units. Without the prior approval of a conflicts committee of the ETE Board, the Class A Units may not be transferred to any person or entity, other than to Kelcy Warren, Ray Davis or to any trust, family partnership or family limited liability company the sole beneficiaries, partners or members of which are Kelcy Warren, Ray Davis or their respective relatives.

ETP has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative business combinations. However, the ETP Managing GP Board may, upon recommendation of the ETP Conflicts Committee and subject to certain conditions, change its recommendation in favor of the adoption of the Merger Agreement (i) if, in connection with the receipt of an alternative proposal, it determines in good faith, after consultation with outside counsel, that the failure to effect such a change in recommendation would be inconsistent with its duties under applicable law, as modified by ETP’s partnership agreement, or (ii) if, in connection with a material event, circumstance, change or development that arises or occurs after the date of the Merger Agreement and that was not reasonably foreseeable at the time of the Merger Agreement, it determines in good faith that the failure to effect such a change in recommendation would be inconsistent with its duties under applicable law, as modified by ETP’s partnership agreement.

The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including: (i) approval of the Merger Agreement by a majority of ETP’s common unitholders, (ii) approval of the Merger Agreement by a majority of ETP’s unaffiliated common unitholders, (iii) approval for listing of the ETE Common Units issuable as part of the Merger Consideration on the New York Stock Exchange, (iv) there being no law or injunction prohibiting the consummation of the Merger, (v) expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (vi) the effectiveness of a registration statement on Form S-4, (vii) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (viii) compliance by the other party in all material respects with its covenants, (ix) ETE’s issuance of the Class A Units to ETE GP and (x) the receipt by ETE and ETP of certain tax opinions covering such matters as described in the Merger Agreement.

ETE and ETP have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of ETE’s and ETP’s business between the date of the signing of the Merger Agreement and the closing date of the Merger and (ii) the efforts of the parties to cause the Merger to be completed, including actions which may be necessary to cause the expiration or termination of the waiting period under the HSR Act. Pursuant to the terms of the Merger Agreement, ETE and ETP have agreed to (including to cause their respective subsidiaries to) use their reasonable best efforts to resolve any objections that a governmental authority may assert under antitrust laws with respect to the Merger, and to avoid or eliminate each and every impediment under any antitrust law that may be asserted by any governmental authority with respect to the Merger, in each case, so as to enable the closing of the Merger to occur as promptly as practicable and in any event no later than on March 31, 2019, including offering, accepting and agreeing to (i) dispose or hold separate any part of ETE’s, ETP’s, or their respective subsidiaries’ business, operations or assets and (ii) restrict the manner in which ETE, ETP or any of their respective subsidiaries may carry on business in any part of the world. Neither ETE nor ETP may, without the other party’s prior written consent, commit to any disposal, hold separate or other restriction related to its or its subsidiaries’ businesses, operations or assets.

The Merger Agreement contains certain termination rights for ETE and ETP. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, ETP may be required to reimburse ETE’s expenses up to $30 million or pay ETE a termination fee equal to $750 million, less any previous reimbursements by ETP.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about ETE, ETP or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ETE, ETP or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ETE’s or ETP’s public disclosures.

Item 3.02.	Unregistered Sales of Equity Securities.

The description of the issuance by ETE of Class A Units to ETE GP in connection with the closing of the Merger under Item 1.01 above is incorporated into this Item 3.02. The Class A Units will be issued to ETE GP in a private offering pursuant to exemptions from registration in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder. The Class A Units will not be registered under the Securities Act and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from such registration requirements.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. ETE and ETP cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, and volatility in the price of oil, natural gas, and natural gas liquids. Actual results and outcomes may differ materially from those expressed in such forward-looking statements. These and other risks and uncertainties are discussed in more detail in filings made by ETE and ETP with the SEC, which are available to the public. ETE and ETP undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT REGARDING THE TRANSACTION CAREFULLY WHEN THEY BECOME AVAILABLE. These documents (when they become available), and any other documents filed by ETE or ETP with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of ETE or ETP at: 8111 Westchester Drive, Dallas, TX 75225, Attention: Investor Relations, Email: InvestorRelations@energytransfer.com.

Participants in the Solicitation

ETE, ETP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the directors and executive officers of ETE is contained in ETE’s Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 23, 2018. Information regarding the directors and executive officers of ETP is contained in ETP’s Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 23, 2018. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement/prospectus.

Item 9.01.	Financial Statements and Exhibits.

2.1*	Agreement and Plan of Merger, dated as of August 1, 2018, by and among LE GP, LLC, Energy Transfer Equity, L.P., Streamline Merger Sub, LLC, Energy Transfer Partners, L.P. and Energy Transfer Partners, L.L.C.

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). ETE agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.

	By:	LE GP, LLC,
its general partner.

Date: August 2, 2018	By:	/s/ Thomas E. Long
	Name:	Thomas E. Long
	Title:	Group Chief Financial Officer